Exhibit 10.2

SECOND AMENDMENT TO SECOND
AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT
This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEEMNT AND CONSENT (this “Amendment”), is dated as of October 21, 2016, by and among PILGRIM’S PRIDE CORPORATION, a Delaware corporation (the “Company”), TO-RICOS, LTD., a Bermuda company, and TO-RICOS DISTRIBUTION, LTD., a Bermuda company, as borrowers (collectively, the “Borrowers”), each of the various financial institutions which is a signatory hereto, as a Lender, and COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH (formerly known as COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH), in its capacity as administrative agent and collateral agent (in such capacity, “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrowers, certain other Subsidiaries of the Company, the financial institutions signatory thereto as “Lenders”, and Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of February 11, 2015 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of April 27, 2016, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the Borrowers have requested that (i) certain terms and conditions of the Credit Agreement be amended as more specifically set forth herein and (ii) Administrative Agent and the Required Lenders consent to the release of certain Mortgaged Properties described on Schedule A and all Liens related thereto and the Administrative Agent and the Required Lenders have agreed to the requested amendments and to give such consent on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, and further agree as follows:
1.Amendment to Credit Agreement. Section 5.08 of the Credit Agreement, Use of Proceeds is hereby modified and amended by deleting such section in its entirety and inserting in lieu thereof the following:

“SECTION 5.08. Use of Proceeds. The proceeds of the Loans will be used (a) on the Effective Date, (i) for the PPC Refinancing, and (ii) to pay the fees and expenses incurred in connection with the Transactions and (b) on and after the Effective Date, to pay the Dividend to the extent permitted under Section 6.08(a)(iv), and to finance the general corporate purposes of the Borrowers (including Capital Expenditures, Permitted Acquisitions, the Tyson Acquisition, payments of principal and interest on the Loans, and any refinancing(s) of or modifications to Indebtedness permitted in this Agreement, subject to the relevant limitations contained in this Agreement). No part of the proceeds of any Loan and no Letter of Credit will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. No Loan Party will, directly or indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) to fund in violation of Sanctions any activities or business of or with any Person, or in any country, region, or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, including, without limitation, currently the Region of Crimea, Cuba, Iran, North Korea, Sudan and Syria, or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Loans, whether as underwriter, advisor, investor, or otherwise). No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of any Anti-Corruption Laws that may be applicable.
2.Consent. The Lenders party hereto hereby consent to the release by Administrative Agent of the Mortgaged Property described on Schedule A and all Liens related thereto. The Administrative Agent hereby agrees to execute and to promptly deliver to Borrowers (at the sole expense of the Borrowers), all documents, releases of liens, mortgage satisfactions, discharges, terminations or other release documentation reasonably requested by Borrowers and to take all additional steps as may be necessary to release or terminate its security interests in such Mortgaged Property or to evidence this consent. The parties hereto further agree that from and after the date of this Amendment, unless otherwise agreed to by the Administrative Agent and the Borrowers, the Mortgaged Property described on Schedule A shall be deemed not to be included as Mortgaged Property for purposes of the Credit Agreement and other Loan Documents.
3.No Other Amendments or Consents. Except as expressly set forth above, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment, modification or waiver of any right, power or remedy of Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments and consents set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and the Loan Parties hereby ratify and confirm their obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or any of the other Loan Documents or a course of dealing with Administrative Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Administrative Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. The Loan Parties acknowledge and expressly agree that Administrative Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents (subject to any qualifications set forth therein), as amended herein.
4.Representations and Warranties. In consideration of the execution and delivery of this Amendment by Administrative Agent and the Lenders, each Loan Party hereby represents and warrants in favor of Administrative Agent and the Lenders as follows:
(a)The execution, delivery and performance by each Loan Party of this Amendment (i) are all within such Loan Party’s organizational powers, (ii) have been duly authorized, (iii) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (iv) will not violate any Requirement of Law applicable to any Loan Party or any of the Subsidiaries, (v) will not violate or result in a default under any indenture or other agreement or instrument binding upon any Loan Party or any of the Subsidiaries or its assets, or give rise to a right under any such indenture, agreement or instrument (other than a Loan

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Document) to require any payment to be made by any Loan Party or any of the Subsidiaries, and (vii) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of the Subsidiaries, except Liens created or permitted pursuant to the Loan Documents, except to the extent that any such failure to make or obtain, or any such violation, default or payment, in each case referred to in clauses (iii) through (v), individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect;
(b)This Amendment has been duly executed and delivered by each Loan Party, and constitutes a legal, valid and binding obligation of each Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(c)The representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, both before and after giving effect to this Amendment, except that such representations and warranties (i) that relate solely to an earlier date shall be true and correct in all material respects as of such earlier date and (ii) shall be true and correct in all respects to the extent they are qualified by a materiality standard; and
(d)Immediately after giving effect hereto, no event has occurred and is continuing which constitutes a Default or an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.
5.Effectiveness. This Amendment shall become effective as of the date set forth above upon Administrative Agent’s receipt of each of the following, in form and substance satisfactory to Administrative Agent (the “Consent Effective Date”):
(a)this Amendment duly executed by the applicable Loan Parties, Administrative Agent, and the Required Lenders; and
(b)all other certificates, reports, statements, instruments or other documents as Administrative Agent may have reasonably requested prior to the effectiveness of this Consent.
6.Costs and Expenses. The Borrowers agree to pay on demand all reasonable and documented out-of-pocket costs and expenses of Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Administrative Agent with respect thereto).
7.Affirmation of Guaranty/Loan Documents. Each Loan Party hereby acknowledges that as of the date hereof, the security interests and liens granted to Administrative Agent for the benefit of the Secured Parties under the Loan Documents are in full force and effect and are enforceable in accordance with the terms of the applicable Loan Documents, and will continue to secure the Obligations. Additionally, by executing this Amendment, each U.S. Loan Guarantor and each Bermuda Loan Guarantor hereby acknowledges, consents and agrees that all of its respective obligations and liability under the U.S. Guaranty and Bermuda Guaranty (as applicable) and all other Loan Documents to which such U.S. Loan Guarantor or Bermuda Loan Guarantor is a party remain in full force and effect, and that the execution and delivery of this Amendment and any and all documents executed in connection therewith shall not alter, amend, reduce or modify its obligations and liability under the U.S. Guaranty and Bermuda Guaranty and all other Loan Documents.
8.Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall

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constitute but one and the same instrument. Delivery of a signature page hereto by facsimile transmission or by other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
9.Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.
10.Governing Law. This Amendment shall be construed in accordance with, and this Amendment and all matters arising out of or relating in any way whatsoever to this Amendment (whether in contract, tort or otherwise) shall be governed by, the law of the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction. This governing law election has been made by the parties in reliance (at least in part) on Section 5-1401 of the General Obligation Law of the State of New York, as amended (as and to the extent applicable), and other applicable law.
11.Final Agreement. This Amendment represents the final agreement between the Loan Parties, Administrative Agent and the Lenders as to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
12.Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes under the Credit Agreement.
13.No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

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IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written.

BORROWERS:		PILGRIM'S PRIDE CORPORATION

	By:	/s/ Fabio Sandri
Name: Fabio Sandri
Title: Chief Financial Officer

TO-RICOS, LTD.

	By:	/s/ Fabio Sandri
Name: Fabio Sandri
Title: Chief Financial Officer

TO-RICOS DISTRIBUTION, LTD.

	By:	/s/ Fabio Sandri
Name: Fabio Sandri
Title: Chief Financial Officer

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

OTHER LOAN PARTIES:		PILGRIM'S PRIDE CORPORATION OF WEST
VIRGINIA, INC.

	By:	/s/ Fabio Sandri
Name: Fabio Sandri
Title: Chief Financial Officer

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

ADMINISTRATIVE AGENT		COÖPERATIEVE RABOBANK U.A., NEW YORK
AND LENDERS:		BRANCH, as Administrative Agent and Lender

	By:	/s/ Eric J. Rogowski
Name: Eric J. Rogowski
Title: Executive Director

	By:	/s/ Eric Hurshman
Name: Eric Hurshman
Title: Managing Director

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

AMERICAN AGCREDIT, PCA, as a Lender

By:	/s/ Bradley K. Leafgren
Name: Bradley K. Leafgren
Title: Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

BANK OF MONTREAL, as a Lender

By:	/s/ Josh Hovermale
Name: Josh Hovermale
Title: Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

ING CAPITAL LLC, as a Lender

By:	/s/ Bill Redmond
Name: Bill Redmond
Title: Managing Director

By:	/s/ Bennett Whitehurst
Name: Bennett Whitehurst
Title: Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Michelle White
Name: Michelle White
Title: Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Kory Clark
Name: Kory Clark
Title: Senior Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Barbara Paulsen
Name: Barbara Paulsen
Title: Managing Director

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Anthony Pistilli
Name: Anthony Pistilli
Title: Authorized Signatory

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

CITIBANK, N.A., as a Lender

By:	/s/ Siddarth Bansal
Name: Siddarth Bansal
Title: Director

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

U.S. BANK NATIONAL ASSOCIATION, as a
Lender

By:	/s/ Brigitte M. Sinclair
Name: Brigitte M. Sinclair
Title: Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

BARCLAYS BANK PLC, as a Lender

By:	/s/ Mathew Cybul
Name: Mathew Cybul
Title: Assistant Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

DEUTSCHE BANK AG, NEW YORK
BRANCH, as a Lender

By:	/s/ Benjamin Souh
Name: Benjamin Souh
Title: Vice President

By:	/s/ Anca Trifan
Name: Anca Trifan
Title: Managing Director

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

MORGAN STANLEY SENIOR FUNDING,
INC., as a Lender

By:	/s/ Lisa Vieira
Name: Lisa Vieira
Title: Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Christophe Vohmann
Name: Christophe Vohmann
Title: Executive Director

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

FIFTH THIRD BANK, as a Lender

By:	/s/ James A. Bosco
Name: James A. Bosco
Title: SVP

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Bradford F. Scott
Name: Bradford F. Scott
Title: Senior Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

COBANK, FCB, as a Lender

By:	/s/ James H. Matzat
Name: James H. Matzat
Title: Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

1ST FARM CREDIT SERVICES, FLCA, as a
Voting Participant

By:	/s/ Corey J. Waldinger
Name: Corey J. Waldinger
Title: Vice President, Capital Markets Group

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

AGFIRST FARM CREDIT BANK, as a Voting
Participant

By:	/s/ Matt Jeffords
Name: Matthew H Jeffords
Title: Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

AGSTAR FINANCIAL SERVICES, FLCA, as a
Voting Participant

By:	/s/ Troy Mostaert
Name: Troy Mostaert
Title: VP Capital Markets

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

BADGERLAND FINANCIAL, FLCA, as a
Voting Participant

By:	/s/ Anthony G. Endres
Name: Anthony G. Endres
Title: AVP - Capital Markets

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

FARM CREDIT BANK OF TEXAS, as a Voting
Participant

By:	/s/ Chris M. Levine
Name: Chris M. Levine
Title: Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

FARM CREDIT EAST, ACA, as a Voting
Participant

By:	/s/ Scott G. Kenney
Name: Scott G. Kenney
Title: SVP

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

FARM CREDIT MID-AMERICA, FLCA, as a
Voting Participant

By:	/s/ Jay Carter
Name: Jay Carter
Title: Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

FARM CREDIT WEST, FLCA, as a Voting
Participant

By:	/s/ Robert Stornetta
Name: Robert Stornetta
Title: Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

UNITED FCS, FLCA D/B/A FCS
COMMERCIAL FINANCE GROUP, as a Voting
Participant

By:	/s/ Daniel J. Best
Name: Daniel J. Best
Title: Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

FARM CREDIT SERVICES OF AMERICA,
FLCA, as a Voting Participant

By:	/s/ Bruce Dean
Name: Bruce Dean
Title: Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

GREENSTONE FARM CREDIT SERVICES,
FLCA, as a Voting Participant

By:	/s/ Curtis Flammini
Name: Curtis Flammini
Title: Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

NORTHWEST FARM CREDIT SERVICES,
FLCA, as a Voting Participant

By:	/s/ Paul Hadley
Name: Paul Hadley
Title: Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

YOSEMITE LAND BANK, FLCA, as a Voting
Participant

By:	/s/ Leslie C. Crutcher
Name: Leslie C. Crutcher
Title: E.V.P.

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

SCHEDULE A

Mortgaged Property to be Released

City	State	Address	Type of Property
Athens	AL	1004 East Pryor Street	Fresh Processing
Boaz	AL	1 Gold Kist Street	Fresh Plant/Further Processing Plant/Warehouse
Nashville	AR	1602 South 4th Street	Hatchery
Carrollton	GA	616 Kingsbridge Road	Division Office & Processing Plant W. GA
Ellijay	GA	125 Industrial Blvd.	Division Office & Processing Plant N.W. GA
Live Oak	FL	1306 West Howard St.	Feed Mill